UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/17/2009

Aurelio Resource Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50931

Nevada	33-1086828
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

12345 W. Alameda Parkway
Lakewood, CO 80228
(Address of principal executive offices, including zip code)

303-795-3030
(Registrant’s telephone number, including area code)

5554 S. Prince St.
Suite 200
Littleton, CO 80120
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

On June 15, 2009, the Companys Board of Directors unanimously approved the acquisition of a 100% interest in ten gold projects in Nevada (as detailed in the Companys May 27, 2009 news release) from C3 Resources, Inc.

Item 3.02.    Unregistered Sales of Equity Securities

On June 16, 2009, we issued 47,500,000 restricted shares of common stock to C3 Resources, Inc. in full payment of the acquisition of the C3 Nevada assets.

A complete listing of the C3 Nevada Assets is provided in Exhibit 10.31 - List of Assets Acquired (Exhibit A - Purchase and Sale Agreement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aurelio Resource Corporation

Date: June 17, 2009	By:	/s/ Stephen B. Doppler
Stephen B. Doppler
President & CEO

Exhibit Index

Exhibit No.	Description
EX-10.32	Property Assignment
EX-10.31	List of Assets Acquired (Exhibit A - Purchase & Sale Agreement)
EX-99.1	News Release #09-05 dated June 17, 2009
EX-10.30	Purchase and Sale Agreement